UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 20, 2006


                            INTERNATIONAL POWER GROUP, LTD.
             (Exact name of registrant as specified in its charter)


                                     DELAWARE
                    (State of incorporation or organization)

                                     0-51449
                            (Commission file number)

                                   20-1686022
                      (I.R.S. Employer Identification No.)


                     6 Glory Lane, Sussex, New Jersey 07461
                    (Address of principal executive offices)


                                 (973) 875-6423
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective January 20, 2006, the Board of Directors of International Power Group, Ltd., a Delaware corporation ("IPWG"), appointed Retired Colonel (USAF) Thomas J. Mitchell as a member of its Board of Directors.

      Since 2000, Mr. Mitchell (age 63), has been retired from his business career. From 1991 to 2000, he was the Senior Vice President of Federal Programs for Marketing and Sales with Metcalf & Eddy, Inc. This firm, which is located in Wakefield, Massachusetts, is an international environmental and engineering company specializing in municipal water and waste water systems. In 1989, after approximately 25 years of military service, Mr. Mitchell retired as a Colonel with the U.S. Air Force. Among the many positions he held during his military career, Mr. Mitchell served in the Pentagon as the "Air Force Director for the Department of Defense (Reorganization Act)". Other accomplishments over his military and civilian career include acting as a Senior Level Negotiator with the North American Treaty Organization (NATO) in Brussels, Belgium, and as the Chairman of and a Professor in the Aerospace Studies Department of San Francisco State University.

      Mr. Mitchell has B.A. (Social Science) and M.A. (History) degrees from Chapman College in California. In addition, he has studied Executive Development at the US Air Force Air University -Air Command and Staff College. His other formal education includes studies in calculus, science and electronics. He also has approximately 12 years ongoing nuclear training with the US Air Force.

      There are no family relationships between Mr. Mitchell and any other executive officers or directors of IPWG. There have been no transactions during IPWG's last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which IPWG was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Mitchell had or will have a direct or direct material interest.



Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            INTERNATIONAL POWER GROUP, LTD.

Date:    January 24 2006                    By:   /s/ Peter Toscano
                                            ----------------------------
                                            Peter Toscano
                                            President